UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                           -----------------------


                                  FORM 8-K


                               CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported): April 22, 2003
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                        CAPITAL CITY BANK GROUP, INC.
                        -----------------------------
            (Exact name of registrant as specified in its charter)

       Florida                    0-13358                    59-2273542
       -------                    -------                    ----------
(State of Incorporation)  (Commission File Number)        (IRS Employer
                                                        Identification No.)


      217 North Monroe Street, Tallahassee, Florida            32301
      ---------------------------------------------            -----
         (Address of principal executive office)             (Zip Code)


    Registrant's telephone number, including area code: (850) 671-0300
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                         CAPITAL CITY BANK GROUP, INC.

                                   FORM 8-K
                                CURRENT REPORT

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits.

     Exhibit 99.1 Capital City Bank Group, Inc.'s Press Release, dated April 22, 2003


Item 9.  Regulation FD Disclosure

In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under this "Item 9. Regulation FD Disclosure."

On April 22, 2003, Capital City Bank Group, Inc. issued an earnings press release for the quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CAPITAL CITY BANK GROUP, INC.


Date:  April 22, 2003                       By: /s/ J. Kimbrough Davis
                                               --------------------------
                                                 J. Kimbrough Davis,
                                                 Executive Vice President and
                                                 Chief Financial Officer

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                       CAPITAL CITY BANK GROUP, INC.

                        Current Report on Form 8-K

                              Exhibit Index

Exhibit No.   Description
----------    -----------

  99.1        Press release issued by Capital City Bank Group, Inc. on
              April 22, 2003

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